Filed with the Securities and Exchange Commission on April 28, 1999

                                      1933 Act Registration File No.   2-10841
                                                     1940 Act File No. 811-631

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 -x-
      Pre-Effective Amendment No. ------------                          ---
      Post-Effective Amendment No. ---77----                            -x-
                                      and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         -x-
      Amendment No. ---24----                                           -x-

                              LEPERCQ-ISTEL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             1675 Broadway, New York, New York                     10019
          (Address of Principal Executive Offices)               (Zip Code)

    Registrant's Telephone Number, including Area Code:        (212) 698-0749

     Andrew Hanson                           Copy to:
     Tsering Ngudu                           William J. Renahan, Esq
     Lepercq-Istel Trust                     Battle Fowler LLP
     1675 Broadway                           75 East 55th Street
     New York, New York  10019               New York, NY  10022
     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
     --x--  immediately upon filing pursuant to paragraph (b)
     -----  on ---------------------------- pursuant to paragraph (b)
     -----  60 days after filing pursuant to paragraph (a)(1)
     -----  on --------------------------- pursuant to paragraph (a)(1)
     -----  75 days after filing pursuant to paragraph (a)(2)
     -----  on ---------------------------- pursuant to paragraph (a)(2) of Rule
            485.

If appropriate, check the following box:

     ------This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


[LEPERCQ-ISTEL FUND LOGO]

LEPERCQ-ISTEL FUND
Providing long-term capital appreciation


PROSPECTUS
April 28, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1675 Broadway New York, New York  10019                     1-800-497-1411

                        TABLE OF CONTENTS
THE FUND
Investment Objective and Strategy Overview                           3
Main Risks                                                           3
Who May Want to Invest                                               3
Past Performance (Bar Chart and Table)                               4
Expenses                                                             5
Investment Objective                                                 6
Investment Strategy                                                  6
Investment Risks                                                     7
Management of the Fund                                               8
Distribution of Shares                                               9

YOUR ACCOUNT INFORMATION
Purchase of Fund Shares                                              9
Redemption of Fund Shares                                           11
Pricing of Fund Shares                                              13
Dividends and Capital Gain Distributions                            13
Tax Matters                                                         13

ADDITIONAL INFORMATION
Individual Retirement Accounts                                      14
Year 2000 Issue                                                     15
Financial Highlights                                                16
Trustees and Officers                                               17

FOR MORE INFORMATION
The back cover tells you how to obtain more information about the fund.

INVESTMENT OBJECTIVE AND STRATEGY OVERVIEW
-------------------------------------------------------------------------------
The investment objective of the LEPERCQ-ISTEL FUND is long-term capital appreciation. The fund seeks to achieve its goal by investing in common stock of companies undergoing a transformation that might include a realignment of business focus, re-engineering of business process, or entry into new markets that provides an opportunity for capital appreciation. The investment adviser purchases securities when, in its view, the positive changes taking place in a company are not properly recognized by the stock market.


MAIN RISKS OF THE FUND
-------------------------------------------------------------------------------

O STOCK MARKET RISKS: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the fund is likely to decline in value and you could lose money.

O STOCK SELECTION RISKS: The stocks selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising.

O LIQUIDITY RISKS: The investment adviser may not be able to sell stocks at an optimal time or price.

WHO MAY WANT TO INVEST IN THE FUND
-------------------------------------------------------------------------------

This fund may be appropriate for people who:
  o  wish to invest for the long term
  o  want to diversify their portfolios
  o  are willing to accept a degree of volatility and risk

This fund may not be appropriate for people who:
  o  wish to invest for a short term

PAST PERFORMANCE
-------------------------------------------------------------------------------

The bar chart and table below illustrate the variability of the fund's returns. The bar chart indicates the risks of investing in the fund by showing the changes in the fund's performance from year to year (on a calendar year basis). The table shows how the fund's average annual returns for one-year, five-year and ten-year periods ending December 31, 1998 compare with the S&P 500 Index.

                              LERPERCQ-ISTEL FUND
                      CALENDAR YEAR RETURNS (AS OF 12/31)
                       1989                         21.7%
                       1990                         -6.6%
                       1991                         17.0%
                       1992                          5.3%
                       1993                         13.5%
                       1994                         -5.1%
                       1995                         27.1%
                       1996                         26.3%
                       1997                          9.0%
                       1998                         15.4%

BEST QUARTER:                    Q4  1998           28.5%
WORST QUARTER:                   Q3  1998           (20.6)%

-------------------------------------------------------------------------------
Average annual total return
through 12/31/98       1  Year               5 Year              10 Year
-------------------------------------------------------------------------------
Leperq-Istel Fund      15.4%                 13.9%               11.8%
S&P 500 Index          28.6%                 24.1%               19.2%
-------------------------------------------------------------------------------

The fund's past performance is not necessarily an indication of how the fund will perform in the future.

The S&P 500 Index is an unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation.

EXPENSES
-------------------------------------------------------------------------------
As an investor, you pay certain fees and expenses in connection with the fund. These fees are described on the table below and further explained in the example that follows.

FEE TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                               None1<F1>
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Redemption Fee                                                    None1<F1>
Exchange Fee                                                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                  0.75%
Distribution and Service (12b-1) Fees2<F2>                       0.02%
Other Expenses                                                   0.71%
                                                                 -----
Total Annual Fund Operating Expenses                             1.48%
                                                                 -----
                                                                 -----

1<F1> Although no sales loads or transaction fees are charged, you will be assessed a $12.00 fee for outgoing wire transfers and a $25.00 fee for returned checks.
2<F2> The amount shown for Rule 12b-1 fees indicates the actual Rule 12b-1 fees the fund incurred for the fiscal year ended December 31, 1998. Under the fund's Rule 12b-1 Plan, the maximum fee the fund may incur for annual sales and distribution expenses is 0.75%. However, the fund has voluntarily capped the amount paid under the plan to 0.10% per year of the fund's average daily net assets for the fiscal year ending December 31, 1999. Investors will be given 30 days' prior notice if the fund decides to discontinue the cap.

EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

1. You invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods,
2. Your investment has a 5% return each year, and
3. The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR             3 YEARS             5 YEARS        10 YEARS
            ------             -------             --------       --------
             $151                $468                $808          $1,768

INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
The investment objective of the LEPERCQ-ISTEL FUND is long-term capital appreciation.

INVESTMENT STRATEGY
-------------------------------------------------------------------------------
The fund seeks to achieve its goal by investing in common stock of companies undergoing a transformation that the fund's investment adviser believes:

o has not been adequately recognized by the stock market, and
o provides an opportunity for capital appreciation.

Consistent with its strategy, the fund invests in companies, regardless of size and market sector, while seeking capital appreciation opportunities. The adviser's approach of investing in corporate transformations rests on the belief that attractive returns are possible from the early recognition that changes taking place in a corporation will be successful.

Examples of the kind of changes that might significantly improve the business prospects of a company include refocusing a company around its core competencies or re-engineering a company to improve its effectiveness. Because it is the adviser's belief that the success of a company emanates from the abilities of its top management, the adviser places a great deal of emphasis investigating the qualifications of company management.

In pursuing its investment approach, the adviser is indifferent to whether the investments adhere to either the growth or value style of investing. The adviser purchases an investment when it believes that the positive changes in a company are not properly recognized by the market and sells an investment when it concludes that either the positive changes are adequately recognized or that the outcome will be less attractive than previously expected.

     While the majority of the fund's portfolio will be invested in common stocks of the United States, the fund may invest a portion of its assets in convertible securities, bonds and foreign securities. Convertible securities are bonds or preferred stock that can be converted into common stock. Bonds may be short-term or long-term debt securities. Foreign securities may be purchased in the form of American Depositary Receipts.

     Furthermore, to respond to adverse market, economic, political or other conditions, the fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments including repurchase agreements and cash. To the extent the fund engages in this temporary, defensive strategy, the fund may not achieve its investment objective.

INVESTMENT RISKS
-------------------------------------------------------------------------------

     The following risks are specific to the fund in addition to the risks mentioned in the Overview section.

     SMALL AND MEDIUM COMPANIES RISKS: The fund may invest in the stocks of small to medium-sized companies. Small and medium sized companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolios.

     FOREIGN SECURITIES RISKS: The fund may invest in foreign securities, which can carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

     BOND RISKS: To the extent the fund invests in bonds, it will be exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, the market value rises. Also, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

     The Statement of Additional Information contains more information about the fund and the type of securities in which it may invest.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------
INVESTMENT ADVISER

      The fund's investment adviser is Lepercq, de Neuflize & Co. Incorporated located at 1675 Broadway, New York, New York 10019. Lepercq has served as investment adviser to the fund and its predecessor, Istel Fund, Inc., since 1953. The investment decisions made by Lepercq are subject to direction of the fund's board of trustees. (The Statement of Additional Information contains more information about the board of trustees.) The adviser conducts investment research and supervision for the fund and is responsible for the purchase and sale of securities for the fund's portfolio. The adviser receives an annual fee from the fund for its services equal to 0.75% of the fund's average daily net assets.

     Besides managing the fund, the adviser also manages portfolios for individuals and various institutional clients. As of December 31, 1998, Lepercq had approximately $405 million of assets under management.

PORTFOLIO MANAGER

     Tsering Ngudu is the Senior Vice President to the adviser and has been with the adviser since December 1985. Mr. Ngudu also serves as President and co-manager to the fund. Mr. Ngudu is primarily responsible for the day-to-day management of the fund's investment portfolio and has been managing the fund since 1993. Mr. Ngudu also provides investment advice to other non-mutual fund clients on a discretionary and non-discretionary basis depending on the advisory contract with the client. Mr. Ngudu earned his Bachelor of Arts degree from Dartmouth College in 1979 and his Masters of Business Administration from Pace University in 1987.

     Jerry P. Getsos is the Senior Vice President of the adviser. Mr. Getsos also serves as Executive Vice President and co-manager to the fund. Together with Mr. Ngudu, he is responsible for the day-to-day management of the fund's investment portfolio. Prior to joining Leperq in 1996, Mr. Getsos was a research analyst at Lexington Management Corporation. Mr. Getsos earned his Masters of Business Administration and Bachelor of Science degrees from Fordham University.

TRANSFER AGENT, DIVIDEND DISBURSEMENT AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

      Firstar Mutual Fund Services, LLC, located in Milwaukee, Wisconsin serves as the fund's transfer agent and dividend paying agent. Firstar Mutual Fund Services, LLC also serves as the fund's accountant and administrator. As such, Firstar Mutual Fund Services, LLC provides shareholder services and accounting services relating to the fund's portfolio transactions.

CUSTODIAN

      Firstar Bank Milwaukee, N.A., an affiliate of Firstar Mutual Fund Services, LLC, serves as the fund's custodian.

DISTRIBUTION OF SHARES
-------------------------------------------------------------------------------

DISTRIBUTOR

     Lepercq, de Neuflize Securities Inc. is the distributor for the fund. Lepercq, de Neuflize Securities Inc. is a wholly owned subsidiary of the adviser and is a member of the New York Stock Exchange.

DISTRIBUTION PLAN

      The fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. The distribution plan allows the fund to finance activities that promote the sale of the fund's shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature. Rule 12b-1 fees are paid out of fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Under the plan, the fund may incur distribution expenses of up to 0.75% per year of its average daily net assets. However, the fund has voluntarily capped the amount paid under the plan to 0.10% per year of its average daily net assets. Furthermore, the fund will only make payments to the distributor for expenses actually incurred. Expenses will not be carried over from year to year. During the fiscal year ended December 31, 1998, the fund spent 0.02% under the plan.

      The Statement of Additional Information contains more information about the distribution plan.

PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

                               MINIMUM INVESTMENT
                                    $1,000

       ($500 FOR ugma, 401(k) Keogh, and oother pension & profit sharing
                             ADDITIONAL INVESTMENT
                                      $100

      You may purchase shares at the next determined net asset value after the transfer agent receives your order. The fund does not apply any sales charges. To purchase shares, you need to invest at least $1,000 initially. Investments made under the Uniform Gift to Minor's Act, a 401(k) plan, a Keogh plan or some other pension or profit sharing accounts need to invest only $500 to start. Once you have an account with the fund, you may make additional investments in amounts as low as $100. If you invested in the fund prior to May 1, 1997, the fund has waived this minimum additional investment.


                                       15

PURCHASING SHARES:            OPENING AN ACCOUNT:                                    ADDING TO AN ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE
                              Call LEPERCQ-ISTEL FUND at 1-800-497-1411 to place     Call LEPERCQ-ISTEL FUND at 1-800-497-1411 to
                              the order.  (Note: For security reasons, requests      place the order.  (Note: For security reasons,
                              by telephone may be recorded.)                         requests by telephone may be recorded.)
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL                       O Complete the purchase application form.              O    Make out a check for the investment amount
                                                                                          payable to LEPERCQ-ISTEL FUND.
                              O Make out a check for the investment amount payable
                                 to LEPERCQ-ISTEL FUND.                              O    Fill out the detachable investment slip
                                                                                          from an account statement.  If you do not
                              O Send to:                                                  have a slip, include a note specifying the
                                Lepercq-Istel Fund                                        fund name, your account number, and the
                                c/o Firstar Mutual Fund Services, LLC                     name(s) in which the account is
                                P.O. Box 701                                              registered.
                                Milwaukee, WI  53201-0701
                                Phone:  (800) 497-1411
------------------------------------------------------------------------------------------------------------------------------------
BY OVERNIGHT OR               O Complete the purchase application form.              O    Make check payable to LEPERCQ-ISTEL FUND.
EXPRESS MAIL
                              O Make check payable to LEPERCQ-ISTEL FUND.            O    Fill out the detachable investment slip
                                                                                          from an account statement.  If you do not
                              O Send to:                                                  have a slip, include a note specifying the
                                Lepercq-Istel Fund                                        fund name, your account number, and the
                                c/o Firstar Mutual Fund Services, LLC                     name(s) in which the account is
                                615 East Michigan Street                                  registered.
                                Milwaukee, WI  53202
                                Phone:  (800) 497-1411                               O    Send to:
                                                                                          Lepercq-Istel Fund
                                                                                          c/o Firstar Mutual Fund Services, LLC
                                                                                          615 East Michigan Street
                                                                                          Milwaukee, WI  53202
                                                                                          Phone:  (800) 497-1411
------------------------------------------------------------------------------------------------------------------------------------
BY WIRE                       O Forward your application to LEPERCQ-ISTEL FUND       O    Call LEPERCQ-ISTEL FUND at 1-800-497-1411
                                at the address above.                                     to notify of incoming wire.

                              O Call 1-800-497-1411 to obtain an account number.     O    Use the following instructions:
                                                                                          Firstar Bank, N.A.
                              O Wire funds using the instructions to the right.           Milwaukee, WI  53202
                                                                                          ABA #:  075000022
                                                                                          Credit:  Firstar Mutual Fund Services, LLC
                                                                                          Account #:  112-952-137
                                                                                          Further Credit:Lepercq-Istel Fund
                                                                                                         (name/title on the account)
                                                                                                         (account #)
------------------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR BROKER           You may purchase shares through your own broker,       You may make additional purchases through your
                               but keep in mind that the broker may impose a         own broker.  Keep in mind that the broker may
                              service charge for his or her services.                impose a service charge for his or her
                                                                                     services.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AUTOMATIC             Open a fund account with one of the methods above.     If you didn't set up an automatic investment
INVESTMENT PLAN               Be sure to include your checking account number on     plan with your original application, call
                              the appropriate section of your application.           LEPERCQ-ISTEL FUND at 1-800-497-1411.
                                                                                     Additional investments (minimum of $50 per
                                                                                     period) will be taken automatically monthly,
                                                                                     bimonthly, quarterly or yearly from your
                                                                                     checking account.
------------------------------------------------------------------------------------------------------------------------------------

NOTE: You will be charged a $25 fee for any check returned for insufficient funds. Furthermore, the fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at Firstar Mutual Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by Firstar Mutual Fund Services, LLC or the fund.

RECEIPT OF ORDERS

     Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. If you are paying with federal funds (wire), your order will be considered received when Firstar Bank receives the federal funds.

O  the name of the fund
O  the dollar amount of shares to be purchased
O  purchase application or investment slip
O  check payable to LEPERCQ - ISTEL FUND

TIMING OF REQUESTS

All requests received in good order by Firstar Mutual Fund Services, LLC before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.


REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------
WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:
O  the name of the fund
O  the number of shares or the dollar amount of shares to be redeemed
O signatures of all registered shareholders exactly as the shares are registered
O  the account registration number

     You may redeem your shares at any time without a charge. Once the transfer agent receives your redemption in good order, your request will be processed at the next determined net asset value. If you purchase shares using a check and request a redemption within 12 days after your purchase, the fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

      All requests received in good order by the fund before 4:00 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 days after the fund receives a redemption request in good order.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the fund may mail you a notice if your account falls below $1,000 requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, the fund may close your account and send you the proceeds.

                     TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
BY TELEPHONE         Call LEPERCQ-ISTEL FUND at 1-800-497-1411 to redeem any
                     amount of shares. (Note: For security reasons, requests by telephone may be recorded.)

BY MAIL Send a letter instructing the fund to redeem the amount you wish. The letter should contain the fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders of record sign the letter. Signature guarantees are required for any redemption in excess of $50,000 or any redemption request payable to a person other than the registered holder or sent to an address other than an address of record.

BY WIRE Call LEPERCQ-ISTEL FUND at 1-800-497-1411 to request the amount of money you want. Be sure to have all necessary information from your bank. The transfer agent charges a $12 wire fee. Your bank may also charge a fee to receive wired funds.

THROUGH AUTOMATIC    Call LEPERCQ-ISTEL FUND at 1-800-497-1411 or complete a
WITHDRAWAL PLAN      Systematic Withdrawal Form to arrange for regular monthly, quarterly or annually fixed withdrawal payments. You must own shares having a total value of at least $10,000. The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

THROUGH YOUR BROKER  You may redeem shares through your own broker, but keep in mind that the broker may impose a service charge for his or her services.

NOTE: If you hold fund shares in an Individual Retirement Account or other retirement plan, you must indicate on your redemption request whether federal income tax should be withheld by the fund. All IRA redemptions will be subject to withholding tax unless you specifically instruct the fund not to withhold on your redemption request.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW NAV IS DETERMINED

      The net asset value per share is equal to the total assets of the fund less total liabilities divided by the number of shares outstanding. The net asset value is determined as of the close of business of the New York Stock Exchange on each day that the Exchange is open. The fund does not determine net asset value on the following days:

o days on which there is insufficient trading in its portfolio securities to materially affect the net asset value
o days on which no shares are purchased or redeemed
o the following holidays:
   o  New Year's Day                o  Good Friday        o  Labor Day
   o  Martin Luther King, Jr.'s Day o  Memorial Day       o  Thanksgiving Day
   o  Presidents' Day               o  Independence Day   o  Christmas Day

DIVIDENDS & CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

     The fund declares and pays dividends from its net investment income and any net realized capital gains at least annually. Dividends and capital gain distributions will generally be paid in December.

     Unless you elect to receive distributions in cash, all ordinary income dividends and capital gain distributions will automatically be reinvested in shares of the fund. All reinvestments will be made at the net asset value on the reinvestment date and you will receive confirmation indicating the number of full and fractional shares purchased. Distributions will be treated in the same manner for federal income tax purposes whether you receive them in cash or they are reinvested in additional shares of the fund.

TAX MATTERS
--------------------------------------------------------------------------------
The fund intends to pay no federal income tax because it expects to meet certain Internal Revenue Code requirements. The fund will provide you with detailed tax information for reporting purposes. You should consult your own tax adviser regarding tax consequences under federal, state and local laws.

      Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received, including capital gain distributions. This applies whether dividends and distributions are received in the form of cash or additional shares. All dividends paid by the fund and distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by the fund from net realized long-term capital gains are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time that the fund has held the security and not the length of time that you have held shares in the fund. The fund expects that, because of its investment objective, distributions will consist primarily of long and short-term capital gains.

      In the case of corporate shareholders, a portion of these distributions (essentially, the portion attributable to qualifying dividends from domestic corporations received by the fund during the year) may qualify for the 70% dividends-received deduction. Since the fund anticipates that it's investment income will include interest and dividends from foreign corporations and since the fund may have long-term capital gains, substantially less than 100% of ordinary income dividends paid by the fund may qualify for the dividends-received deduction.

      You will recognize gain or loss upon sale of shares of the fund in an amount equal to the difference between the proceeds of the sale and your adjusted tax basis in shares. All or a portion of any loss recognized upon a taxable disposition of shares of the fund may be disallowed if other shares of the fund are purchased within thirty days before or after such disposition.

      Under the backup withholding rules of the Internal Revenue Code, certain shareholders may be subject to withholding of federal income tax on dividends and redemption payments made by the fund. In order to avoid backup withholding, you must provide the fund with a correct taxpayer identification number (which for an individual is usually his/her Social Security number), or certify that you are a corporation or otherwise exempt from or not subject to back up withholding. The account application provides a place for you to indicate these certification requirements.

      In addition, you should consult with your tax adviser regarding the tax consequences of investing in the fund. State and local taxes may differ from the federal consequences described above.

INDIVIDUAL RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------
      The fund offers Individual Retirement Accounts as well as various other retirement plan accounts. To obtain the appropriate disclosure documentation and more complete information on how to open a retirement account, call (800) 497-1411.

YEAR 2000 ISSUE
--------------------------------------------------------------------------------
      Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the adviser, the administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The investment adviser and the administrator are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use. The investment adviser and administrator are also obtaining reasonable assurances that comparable steps are being taken by the fund's other major service providers.

      Although there can be no assurance at this time that there will be no adverse impact on the fund, the fund's service providers have advised the fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The fund's service providers expect that their systems, and those of other parties they deal with, will be adapted in time for that event. However, there can be no assurance that the computer systems of the companies in which the fund invests will be timely converted or that the value of such investments will not be adversely affected by the Year 2000 Issue.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table set forth below is intended to help you understand the fund's financial performance for the past 5 years. Most of the information reflects financial results with respect to a single fund share as of each year end. The total returns in the table represent the rates an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                               YEAR ENDED DECEMBER 31
                                                                              -----------------------
PER SHARE DATA:                                 1998           1997           1996                1995                1994
                                               ------         ------         ------              ------              ------

NET ASSET VALUE, BEGINNING OF YEAR             $19.21         $19.03         $15.83              $13.17              $14.84
                                               ------         ------         ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS:
      NET INVESTMENT INCOME (LOSS)              (0.07)(1)<F4>  (0.07)(1)<F4>  (0.11)(1)<F4>        0.14(1)<F4>         0.18
      NET GAIN OR LOSSES ON SECURITIES
(BOTH REALIZED AND UNREALIZED)                   2.90           1.69           4.26                3.42               (0.93)
      TOTAL FROM INVESTMENT OPERATIONS           2.83           1.62           4.15                3.56               (0.75)
LESS DISTRIBUTIONS:
      DIVIDENDS (FROM NET INVESTMENT INCOME)      ---            ---            ---               (0.13)              (0.18)
      DIVIDENDS IN EXCESS OF NET
        INVESTMENT INCOME                         ---            ---            ---                 ---               (0.03)
      DISTRIBUTIONS (FROM CAPITAL GAINS)        (2.13)         (1.44)         (0.95)              (0.77)              (0.71)
                                               ------         ------         ------              ------              ------
      TOTAL DISTRIBUTIONS                       (2.13)         (1.44)         (0.95)              (0.90)              (0.92)
                                               ------         ------         ------              ------              ------
NET ASSET VALUE, END OF YEAR                   $19.91         $19.21         $19.03              $15.83              $13.17
                                               ------         ------         ------              ------              ------
                                               ------         ------         ------              ------              ------
TOTAL RETURN                                    15.4%           9.0%          26.3%               27.1%               (5.1)%
RATIOS/SUPPLEMENTAL DATA
      NET ASSETS (IN MILLIONS) END OF YEAR      $32.8          $28.4          $24.2               $20.2               $18.5
      RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.48%          1.51%          1.65%(2)<F5>        1.50%               1.56%
      RATIO OF NET INCOME (LOSS)
        TO AVERAGE NET ASSETS                   (0.40)%        (0.40)%        (0.65)%(2)<F5>       0.89%               1.36%
      PORTFOLIO TURNOVER RATE                   83.06%         71.20%         54.13%              59.72%              70.66%


                                                                 2
(1)<F4>Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F5>Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
TRUSTEES
+<F8>Bruno Desforges               Chairman of the Board, Lepercq-Istel Trust;
                                   Managing Director, Lepercq, de Neuflize & Co.
                                   Incorporated; Director and Chairman of the Board, Lepercq, de Neuflize Securities Inc.

Stanley  A. Deitch                 Principal, CPI Associates, Inc., Member,
                                   American Institute of CPAs.

+<F8>Francois Letaconnoux          Director, President and Chief Executive
                                   Officer, Lepercq Inc., Lepercq, de Neuflize &
                                   Co. Incorporated and Lepercq, de Neuflize
                                   Securities Inc.

Jean-Louis Milin                   Managing Director, Banque de Neuflize,
                                   Schlumberger, Mallet

*<F7>Marvin Schiller, Ph.D.        Director, Salant Corporation; Director, Tutor
                                   Time Learning Systems, Inc.; General Partner,
                                   Reprise Capital Corp.

*<F7>Franz Skryanz                 Financial Consultant

Marie-Monique Steckel              President, France Telecom North America;
                                   Director, Microcard Technologies Inc.;
                                   Director, GlobeCast North America Inc.;
                                   Director, C&P Press, Inc.

Dennis Tarzian                     President and Chief Executive Officer, New
                                   Century Education Corp.; Director, National
                                   Registered Agents, Inc.

*<F7>Member of Audit, Ethics and Nominating Committees
+<F8>Interested Trustees

OFFICERS
Tsering Ngudu                      President

Jerry Getsos                       Executive Vice President

Peter Hartnedy                     Controller, Treasurer and Secretary

Investment Adviser                 Lepercq, de Neuflize & Co. Incorporated, New
                                   York

Underwriter and                    Lepercq, de Neuflize Securities Inc., New
Distributor                        York

Transfer Agent,                    Firstar Mutual Fund Services, LLC,
Dividend Paying                    Milwaukee
Agent, Fund
Accountant,
Administrator

Custodian                          Firstar Bank Milwaukee, N.A., Milwaukee

Legal Counsel                      Battle Fowler LLP, New York

Independent Auditors               KPMG LLP, Milwaukee


LEPERCQ-ISTEL FUND

FOR MORE INFORMATION
--------------------------------------------------------------------------------

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE LEPERCQ-ISTEL FUND FREE OF CHARGE:

O  ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS
   The annual and semi-annual reports provide the fund's most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance during the last fiscal year.

O  STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED APRIL 28, 1999
   The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the fund's policies and management.

TO RECEIVE ANY OF THESE DOCUMENTS:
-----------------------------------

BY TELEPHONE:
1-800-497-1411

BY MAIL:
Lepercq-Istel Fund
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

ON THE INTERNET
Text only versions of fund documents can be viewed online or downloaded from:
HTTP://WWW.SEC.GOV
------------------

FROM THE SEC:
You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

Investment Company Act File # 811-631

LEPERCQ-ISTEL FUND
A SERIES OF LEPERCQ-ISTEL TRUST

STATEMENT OF ADDITIONAL INFORMATION
April 28, 1999


This Statement of Additional Information is not a Prospectus and should be read together with the Prospectus of the Lepercq-Istel Fund dated April 28, 1999. To receive a copy of the Prospectus, write to Lepercq-Istel Fund or call 1-800-497-1411 or (212) 698-0749.

The Fund's audited financial statements for the fiscal year ended December 31, 1998 are incorporated by reference to the Fund's 1998 Annual Report.


LEPERCQ-ISTEL FUND
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WISCONSIN  53201-0701


                               TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY............................3
CLASSIFICATION OF THE FUND.................................5
INVESTMENT OBJECTIVE AND POLICIES..........................5
INVESTMENT RESTRICTIONS....................................7
TEMPORARY DEFENSIVE POSITION...............................9
PORTFOLIO TURNOVER.........................................9
MANAGEMENT OF THE TRUST...................................10
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................13
THE INVESTMENT ADVISER....................................13
SHAREHOLDER SERVICING PLAN................................14
ADMINISTRATIVE SERVICES...................................15
FUND ACCOUNTING SERVICES..................................15
CUSTODIAN.................................................15
DISTRIBUTION PLAN.........................................16
THE DISTRIBUTOR...........................................17
BROKERAGE COMMISSIONS.....................................17
PURCHASE OF SHARES........................................18
REDEMPTION OF SHARES......................................19
HOW NET ASSET VALUE IS COMPUTED...........................19
TAX INFORMATION...........................................20
PERFORMANCE INFORMATION...................................25
PERFORMANCE COMPARISONS...................................26
CODE OF ETHICS............................................26
INDEPENDENT ACCOUNTANTS...................................26
FINANCIAL STATEMENTS......................................27

                               LEPERCQ-ISTEL FUND

GENERAL INFORMATION AND HISTORY

     On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust and the shareholders of Istel Fund, Inc. exchanged their common stock for an equal number of shares of beneficial interest in the Fund.
A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts.

     The Trust currently has one series, Lepercq-Istel Fund with only one class and with a par value of $1.00 per share. All shares when issued are fully paid, non-assessable and redeemable. All shares have equal voting, dividend and liquidation rights but have no subscription, preemptive or conversion rights and no sinking-fund provisions. There is no limitation on the transferability of shares, and no share is subject to further call. The Board of Trustees may create additional series of the Trust without shareholder approval. Shares of the Fund are redeemable at the net asset value thereof at the option of the shareholders or, in certain circumstances, at the option of the Fund.

     The Board of Trustees may classify or reclassify any unissued shares of any series in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $1.00 par value, of the Fund. A share represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions with respect thereto. Additional information concerning the rights of share ownership is set forth in the Prospectus. The assets received by the Fund from the issue of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated and are charged with the expenses attributable to the Fund and with a share of the general expenses of the Trust and with expenses incurred directly or allocated to the Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder responsibility for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved for the conduct of his office. The Declaration of Trust provides for indemnification of the Trustees and officers of the Trust except with respect to any matter to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Trust. Such person may not be indemnified against any liability to the Trust or the Fund shareholders to which he would otherwise be subject by reason of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of the Trustees and officers, except that such liability insurance will not indemnify Trustees and officers against actions adjudicated to have been the result of willful misfeasance, bad faith, gross negligence or reckless disregard of one's duties.

     The Trust will not normally hold annual shareholders' meetings. However, pursuant to its Declaration of Trust, the Trust will hold special meetings for purposes such as electing Trustees, changing fundamental policies, approving an investment advisory agreement or amending its Distribution Plan to increase materially the amount to be spent by the Fund under its Distribution Plan and, at the request of its shareholders, to call a meeting to replace Trustees. In addition, the Trust has undertaken to hold a shareholders' meeting to fill vacancies created on the Board of Trustees if less than a majority of the Trustees are not elected by the shareholders.

     At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the Trust's outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the Trust's outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 10% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Shareholders do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for election of Trustees may elect all of the members of the Board of Trustees. In such event, the remaining shareholders cannot elect any members of the Board of Trustees. Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

     The Fund pays its own expenses including, without limitation:
     O    its investment management fee;
     O    interest, taxes and brokerage commissions;
     O extraordinary expenses, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto;
     O the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend, accounting or administrator agent or agents appointed by the Fund;
     O all fees payable by the Fund to federal, state or other government agencies;
     O the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees);
     O the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund, and supplements thereto, to the Fund's shareholders;
     O all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders;
     O all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares;
     O any distribution fee up to the maximum aggregate rate of 0.75% per annum of the Fund's average daily net assets payable by the Fund under its Rule 12b-1 Plan of Distribution;
     O any shareholder service fee up to the maximum aggregate rate of 0.25% per annum of the Fund's average daily net assets payable by the Fund under its Shareholder Servicing Plan;
     O expenses of legal counsel and of independent public accountants in connection with any matter relating to the Fund;
     O membership dues of industry associations; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Fund which inure to its benefit; and
     O all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the Adviser.

The Fund may also reimburse the Adviser for the costs of performing certain internal accounting functions.

CLASSIFICATION OF THE FUND
-------------------------------------------------------------------------------

     Lepercq-Istel Trust (the "Trust") is a diversified, open-end management investment company (or mutual fund) organized into one series: Lepercq-Istel Fund (the "Fund").

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     As described in the Fund's Prospectus, the investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund's investment objective will be achieved. Investment in the Fund does not constitute a complete investment program.

INVESTMENT TECHNIQUES
      Writing Covered Call Option Contracts.  The Fund is authorized to write
      -------------------------------------
(i.e., sell) covered call options on the equity securities in which it may invest and to enter into closing transactions with respect to such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at the stated exercise price on or at any time prior to the stated expiration date of the option. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from an increase in price of the underlying security above the option's exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that it has written. The Fund intends to employ covered call options for the purpose of partially reducing portfolio risk and the possibility of enhancing portfolio income.

      Only call options that are listed on a national securities exchange will be written. The Fund may purchase call options of matching maturity and exercise price covering the same underlying security for the sole and specific purpose of canceling the obligation incurred through the previous writing of a covered call option. When it appears that a previously written covered call option is likely to be exercised, it may be considered appropriate to avoid liquidating its position, or the Fund may wish to extinguish the previously written call option so as to be free to sell the underlying security, to realize a profit on the previously written call option, or to write another call option. The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option. There is no assurance that the Fund will be able to purchase a call option in a closing transaction at any given time. Alternatively, the Fund may allow the call obligation to be extinguished by exercise or expiration. The Fund may not write covered call options in underlying securities in an amount whereby portfolio securities exceeding 15% of the Fund's net assets would be subject to covered call options.

      Variable Rate Demand Notes.  The Fund may invest in variable rate master
      --------------------------
demand notes. Variable rate master demand notes are notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes, but the Fund may demand payment of the principal of the instrument at any time.

      Lending Portfolio Securities.  To a limited extent, the Fund may lend its
      ----------------------------
portfolio securities to broker-dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The Fund's loans will not exceed 33 1/3% of the Fund's total assets.

      The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:

       (1) the Fund must receive at least 100% cash collateral from the borrower;
       (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
       (3)  the Fund must be able to terminate the loan at any time;
       (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value;
       (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
       (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions are subject to future modification.

      Warrants.  The Fund may also invest up to 10% of its total assets in
      --------
rights or warrants to subscribe for or purchase common stock. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy.

      Foreign Issuers.  The Fund may invest up to 20% of its total assets in
      ---------------
securities of foreign issuers with the consistent with its investment objective. The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also invest in the securities of foreign issuers directly in foreign markets so long as, in the judgment of the adviser, an established public trading market exists for those securities.

      Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing, and financial reporting standards and requirements comparable to those of United States companies. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. To the extent such investments are subject to withholding or other taxes, or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.

     Other Risks.  In seeking capital appreciation, investors should be aware
     -----------
that investments in small and medium capitalization issuers carry more risks than investments in issuers with market capitalization greater than $1 billion. Generally, such companies rely on limited product lines, financial resources and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small and medium capitalization issuers may be more volatile.

     The Fund may purchase lower-graded debt securities (those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) that have poor protection against default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price change due to change in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.


INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

     The Trustees on behalf of the Fund have adopted investment restrictions as matters of fundamental policy. These restrictions cannot be altered without the authorization of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of the Fund means the vote, at a special meeting of the security holders of the Fund duly called (a) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The following investment restrictions apply to the Fund:

1.   Lending Securities.  The Fund will not make loans nor will it underwrite
     ------------------
     securities, except that the Fund may lend portfolio securities provided that the value of such loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

2.   Investing in Real Estate, Commodities or Commodity Contracts.  The Fund
     ------------------------------------------------------------
     will not buy or sell real estate, commodities, or commodity contracts, except the Fund may purchase or sell futures or options on futures.

3.   Diversification of Investments.  The Fund will maintain a diversification
     ------------------------------
     of investments among industries. Consistent with this policy, the Fund will not invest more than 25% of it assets in any one industry. With respect to 75% of the value of the Fund's assets, the Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund.

4.   Senior Securities.  The Fund will not issue senior securities.
     -----------------

5.   Borrowing Money.  The Fund will not borrow money, except from banks for
     ---------------
     temporary or emergency purposes, in excess of 10% of the value of the Fund's total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees:

1.   Short-Selling.  The Fund will not sell securities short.
     -------------

2.   Other Investment Companies.  The Fund may purchase securities of other
     --------------------------
     investment companies. Pursuant to the 1940 Act, the Fund will limit its investment in other investment companies to:

     O no more than 3% of the total outstanding voting stock of any investment company,
     O    no more than 5% of their total assets in any one investment company,
     O no more than 10% of their total assets in investment companies in general.

3. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the fund in these securities would be subject to duplicate expenses.

4.   Purchasing for Exercise and Control.  The Fund will not purchase securities
     -----------------------------------
     for the purpose of exercising control or management of any issuer.

5.   Investing in New Issuers.  The Fund will not make any investment which
     ------------------------
     would cause, at the time of purchase, more than 5% of the value of its total assets to be invested in the securities of issuers which, including any predecessors, have records of less than 3 years continuous operation.

6.   Restricted and Illiquid Securities  The fundamental policies of the Fund do
     ----------------------------------
     not restrict the acquisition of securities that might require registration under the Securities Act of 1933 prior to their disposition in a public offering. However, the Trustees have determined, as a matter of policy, that the Fund shall make no further investments in such restricted securities, and that no investment shall be made if it would cause more than 10% of its net assets to be invested in securities which are not readily marketable. Included in this category are illiquid assets including, but not limited to, repurchase agreements which mature in more than seven days and other securities including securities of foreign issuers for which a bona fide market does not exist. It is the Fund's policy to value such securities in good faith at fair value giving consideration, among other factors, to underlying assets, lack of marketability, past and prospective earnings and market prices of similar securities.

7.   Oil, Gas or Mineral Exploration.  The Trustees have determined as a matter
     --------------------------------
     of policy that the Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

8.   Puts and Calls.  The Fund will not invest in puts, calls, straddles,
     ---------------
     spreads or any combinations thereof, except as otherwise set forth in the Fund's Prospectus.

9.   Writing Covered Call Options.   As a matter of policy, no covered call
     -----------------------------
     option will be written if, as a result, portfolio securities exceeding in value 25% of the Fund's net assets would be subject to covered call options.

TEMPORARY DEFENSIVE POSITION

   For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the fund may invest in U.S. and foreign short-term money market instruments including:

     O  commercial paper;
     O obligations of the U.S. government or its agencies or instrumentalities;
     O  repurchase agreements; and
     O  other short-term instruments.

PORTFOLIO TURNOVER
-------------------------------------------------------------------------------

     The frequency of changes in the Fund's investment portfolio during its fiscal year is known as its portfolio turnover rate. The Fund intends to purchase securities primarily for investment rather than with a view to trading for profits. It is the policy of the Trustees to allow only such portfolio turnover as is in the best interest of the shareholders. The Fund's annual rates of portfolio turnover for the years ended December 31, 1998, and 1997 were as follows:

            DECEMBER 31, 1998                 DECEMBER 31, 1997
            -----------------                 -----------------
                  83.06%                            71.20%

     The Fund's rate may vary and is not necessarily indicative of future rates. In particular, if a substantial number of the call options written by the Fund are exercised, its portfolio turnover rate may exceed historical levels. In general, the rate of turnover of portfolio securities is a ratio determined by dividing the lesser of the purchases or the sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during that year (excluding, in each case, short-term investments).


MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------------

     The Trust is managed by its officers and a Board of Trustees. The Board of Trustees consists of eight individuals, six of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Massachusetts in this regard. The Trust compensates all Trustees except for its interested trustees: Francois Letaconnoux and Bruno Desforges.

     The Trustees and Officers of the Trust, their addresses, ages and their principal occupations for the last five years are set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                  POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                AGE               WITH REGISTRANT                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
*<F11>Bruno Desforges            72               Trustee and Chairman of the Board  Managing Director, Lepercq, de Neuflize & Co
1675 Broadway                                                                        Incorporated; Director and Chairman of the
New York, New York  10019.                                                           Board, Lepercq, de Neuflize Securities Inc.
                                                                                     since 1981.
------------------------------------------------------------------------------------------------------------------------------------
Stanley A. Deitch                53               Trustee                            Principal, CPI Associates, Inc., from 1991 to
1675 Broadway                                                                        present; Member, American Institute of CPAs.
New York, New York  10019
------------------------------------------------------------------------------------------------------------------------------------
*<F11>Francois Letaconnoux       47               Trustee                            Director, President and Chief Executive Co.
1675 Broadway                                                                        Officer, Lepercq Inc., Lepercq, de Neuflize &
New York, New York  10019                                                            Incorporated and Lepercq, de Neuflize
                                                                                     Securities Inc. since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Jean-Louis Milin                 52               Trustee                            Managing Director, Banque de Neuflize,
3 Avenue Hoche                                                                       Schlumberger, Mallet. since 1994.
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------------------
Marvin Schiller, Ph.D.           64               Trustee                            Retired; Former Managing Director, A.T.
17319 St. James Court                                                                Kearney, Inc. from 1990 to 1997.
Boca Raton, Florida  33496
------------------------------------------------------------------------------------------------------------------------------------
Franz Skryanz                    60               Trustee                            Financial Consultant from 1991 to present;
30 East 81st Street                                                                  Vice President, Sutton & Edwards from 1991 to
New York, New York  10028                                                            1991;  Treasurer and Chief Financial Officer,
                                                                                     Schenkers International from 1990 to 1991.
------------------------------------------------------------------------------------------------------------------------------------
Jerry Getsos                     36               Executive Vice President           Senior Vice President of Lepercq, de Neuflize &
1675 Broadway                                                                        Co. Incorporated from 1996 to present; Research
New York, New York  10019                                                            Analyst at Lexington Management Corporation
                                                                                     from 1987 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
*<F11> Peter Hartnedy            48               Treasurer and Secretary            Senior Vice President, Treasurer  and
1675 Broadway                                                                        Secretary, Lepercq, de Neuflize & Co.
New York, New York  10019                                                            Incorporated; Director, Vice President,
                                                                                     Treasurer and Secretary, Lepercq, de Neuflize
                                                                                     Securities Inc.; Treasurer and Secretary,
                                                                                     Lepercq Inc. since 1983.
------------------------------------------------------------------------------------------------------------------------------------
*<F11>Tsering Ngudu              42               President                          Senior Vice President, Lepercq, de Neuflize &
1675 Broadway                                                                        Co. Incorporated since 1989;  Executive Vice
New York, New York  10019                                                            President and Director, Lepercq, de Neuflize
                                                                                     Securities Inc. from 1989.
------------------------------------------------------------------------------------------------------------------------------------
Dennis Tarzian                   47               Trustee                            President and Chief Executive Officer, New
1675 Broadway                                                                        Century Education Corp. since 1996; Vice
New York, New York  10019                                                            President and Chief Operating Officer,
                                                                                     Paramount Communications Business, Technical
                                                                                     and Professional Group from 1987 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Marie-Monique Steckel            58               Trustee                            President, France Telecom North America since
1675 Broadway                                                                        1979.
New York, New York  10019
------------------------------------------------------------------------------------------------------------------------------------

*<F11>Deemed to be interested person (as defined by the 1940 Act) of the Trust.


COMPENSATION

     The following table indicates the compensation received by each Trustee from the Trust for the 12-month period ended December 31, 1998.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                       AGGREGATE                PENSION OR              ESTIMATED ANNUAL   TOTAL COMPENSATION
                                        COMPENSATION             RETIREMENT BENEFITS     BENEFITS UPON      FROM FUND AND FUND
                                        FROM TRUST (1)<F13>      ACCRUED AS PART OF      RETIREMENT         COMPLEX PAID TO
                                                                 FUND EXPENSES                               TRUSTEES (1)<F13>
------------------------------------------------------------------------------------------------------------------------------------
*<F12>Bruno Desforges, Trustee          None                     None                    None               None

Stanley A. Deitch, Trustee              $2,250                   None                    None               $2,250

*<F12>Francois Letaconnoux, Trustee     None                     None                    None               None

Jean-Louis Milin, Trustee               $2,250                   None                    None               $2,250

Dennis Tarzian, Trustee                 $1,500                   None                    None               $1,500

Marvin Schiller, Ph.D.
Trustee                                 $3,375                   None                    None               $3,375

Franz Skryanz,
Trustee                                 $3,375                   None                    None               $3,375

Marie-Monique Steckel, Trustee          $1,500                   None                    None               $1,500


*<F12>  Deemed to be interested person (as defined by the 1940 Act) of the
       Trust.
(1)<F13>Compensation does not include reimbursement for travel expenses.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

     As of March 31, 1999, the following shareholders owned, directly or indirectly, 5% or more of the outstanding shares of the Fund:

Name and Address                          Percent of Fund Shares Outstanding
----------------                          ----------------------------------
Morgan Stanley & Co., Inc.                              38.37%
Special Custody Account
for the Exclusive Benefit
of Customers
Attn: Steven Singer/Mutual Funds
1 Pierrepont Plaza, Suite 10
Brooklyn, New York 11201-2776

Warburg Dillon Read LLC                                 7.91%
Ansbacher, Bahamas Ltd.
677 Washington Boulevard
Stamford, CT  06901-3793

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT OWNERSHIP

    As of December 31, 1998, the Trustees and officers of the Fund, as a group, owned 1.62% of outstanding shares of the Fund.

THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

     The firm of Lepercq, de Neuflize & Co. Incorporated (the "Investment Adviser") is the investment adviser to the Fund pursuant to the Investment Advisory Agreement (the "Agreement"). The Fund's Agreement, dated April 8, 1986, was adopted by the Trust's Board of Trustees on January 29, 1986 and approved by the Fund's shareholders on April 8, 1986.

     Either party may terminate the Investment Advisory Agreement on 60 days' notice without penalty. The Agreement remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned and can be amended only by a vote of a majority of the outstanding voting securities of the Fund. The Board of Trustees approved the continuance of the Investment Advisory Agreement at a Board of Trustees' Meeting held on February 10, 1999.

     Under the terms of the Agreement, the expenses incurred relating to the investment-advisory services performed by the Investment Adviser and the furnishing of office space, office services and equipment to the Fund and salaries of the officers of the Trust, except as indicated below, are borne by the Investment Adviser. The expenses relating to other services are borne by the Fund. Other services include:

O  fees and expenses of non-interested Trustees;
O fees and expenses of legal counsel and independent accountants; and O fees and expenses involved in the registering and maintaining registration of O the Fund's shares under state securities laws.

     The costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Trust, or any of the personnel operating under his direction, may be borne by the Fund. Such costs include maintaining the financial accounts and books and records of the Fund, including the reviewing calculations of daily net asset value and reviewing tax returns.

     The Investment Adviser makes investment decisions for the Fund. These investment-advisory decisions are reviewed regularly by the Trustees. For its services, the Adviser receives an annual investment advisory fee from the Fund as described in the Prospectus. For the fiscal years ended December 31, 1998, 1997 and 1996, the Adviser earned and was paid the following amounts, unless some portion of the fee was waived as indicated in the parenthesis:


--------------------------------------------------------------------------------
        1998                     1997            1996  (WAIVED AMOUNT)
--------------------------------------------------------------------------------
      $227,951                 $186,157           $166,414  ($13,000)
--------------------------------------------------------------------------------

     The Investment Adviser also acts as investment adviser to clients other than investment companies under discretionary and non-discretionary advisory contracts covering net assets as of December 31, 1998, totaling approximately $405 million. Investment decisions for the Fund are made independently from those for other clients that have different investment objectives than those of the Fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such investment clients. However, the position of a client's or the Fund's account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the investment clients is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Investment Adviser. The Investment Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

     The adviser is wholly owned by Lepercq Inc., a holding company owned by several entites.

SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

      The Fund has adopted a Shareholder Servicing Plan that was approved by the Trustees on February 10, 1999. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Trust and various shareholder servicing agents, including the Distributor and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Among the services provided by Shareholder Servicing Agents are:

    O   answering customer inquiries regarding account matters;
    O assisting shareholders in designating and changing various account options;
    O aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders;
    O transmitting, on behalf of the Trust, proxy statements, Prospectuses and shareholder reports to shareholders and tabulating proxies;
    O processing dividend payments and providing sub-accounting services for Fund shares held beneficially; and
    O providing such other services as the Trust or a shareholder may request.

      Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701 ("Firstar"), provides administrative personnel and services to the Fund. Firstar provides services such as legal compliance and accounting services. Firstar provides these services at an minimum annual fee of $35,000. Firstar charges the Fund an annual fee of 0.05% of the average daily net assets on the first $100 million, 0.04% on the next $400 million, and 0.03% on the balance. Over the last three fiscal years the Trust on behalf of the Fund paid the following amount in administrative fees:

--------------------------------------------------------------------------------
        1998                     1997                     1996
--------------------------------------------------------------------------------
      $31,426                  $28,377                  $23,779
--------------------------------------------------------------------------------

  The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to provide compliance and accounting services to the Fund.

FUND ACCOUNTING SERVICES

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701 ("Firstar"), provides fund accounting personnel and services to the Fund pursuant to a Fund Accounting Service Agreement. Under the agreement, Firstar has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. Firstar provides these services at an annual rate of $22,000 for the first $400 million, 0.01% of the average daily net assets of the fund on the next $200 million, and 0.005% on the balance. Firstar is also entitled to certain out of pocket expenses, including pricing expenses. Over the last three fiscal years the Trust on behalf of the Fund paid the following amount in fund accounting fees:

--------------------------------------------------------------------------------
        1998                     1997                     1996
--------------------------------------------------------------------------------
      $23,250                  $24,896                  $20,759
--------------------------------------------------------------------------------

CUSTODIAN
--------------------------------------------------------------------------------

     Firstar Bank Milwaukee, N.A. is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Firstar Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to 0.02% of the Fund's average daily net assets.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     On January 29, 1986, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Fund, adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan was approved by the Trust's shareholders on April 8, 1986 and its continuance was approved by the Trustees, including a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan, on February 10, 1999.

          Pursuant to the Plan, Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Investment Adviser (the "Distributor"), will be entitled to reimbursement each month of up to an aggregate maximum of 0.75% per annum of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. The Fund has voluntarily capped the amount paid under the Plan to 0.10% per year of its average daily net assets. No officer or Trustee has any substantial interest in the Plan except to the extent the Distributor will be reimbursed for expenses it might otherwise have been required to pay pursuant to its Distribution Agreement with the Fund. Listed below are the itemized expenses the Fund paid for the fiscal year ended December 31, 1998.

--------------------------------------------------------------------------------
Advertising                                                          $    0
Printing and mailing of Prospectuses
  to other than current shareholders                                 $  600
Compensation to underwriters                                         $    0
Compensation to broker-dealers                                       $    0
Interest, carrying or other financing charges                        $    0
Other                                                                $    0
                                                                  -------------
Total                                                                $  600
--------------------------------------------------------------------------------

     With the exception of Lepercq, de Neuflize & Co. Incorporated, in its capacity as the Fund's investment adviser, and Lepercq, de Neuflize Securities Inc., in its capacity as distributor of the Fund's shares, no "interested person" of the Fund, as defined in the 1940 Act, and no trustee of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.

     The Fund's Plan may be continued from year to year if approved at least annually by the Board of Trustees (including the affirmative vote of a majority of the Trustees who have no direct or indirect interest in the Plan or any related agreement and are not interested persons of any such party) by votes cast in person at a meeting called for such purpose. The Plan may be terminated at any time as to the Trust by vote of a majority of the disinterested Trustees or with respect to the Plan, by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan may be terminated at any time on 60 days written notice by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan will terminate automatically in the event of its assignment.

     The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without the approval of the shareholders of the Fund, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, the Investment Adviser will report in writing to the Board of Trustees quarterly the amounts and purposes of all payments made pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not interested persons of the Trust must be committed to the discretion of the Trustees who have no direct or indirect interest in the Plan or any related agreement.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

     Lepercq, de Neuflize Securities Inc. (the "Distributor"), 1675 Broadway, New York, New York 10019, a wholly owned subsidiary of Lepercq, de Neuflize & Co. Incorporated, is the distributor and underwriter of the shares of the Fund, pursuant to a Distribution Agreement dated April 9, 1986, and adopted by the shareholders on April 8, 1986. The Distributor offers shares of the Fund at the net asset value per share, computed once daily at the close of trading on the New York Stock Exchange, Inc.

     Either party may terminate this Distribution Agreement on 60 days notice without penalty. The Agreement remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned and can be amended only by a vote of a majority of the outstanding voting securities of the Fund. The Trustees approved the continuation of the Agreement on at a Board of Trustees Meeting held on February 10, 1999.

     The Distributor promotes and sells shares of the Fund as well as purchases shares of the Fund only to fill orders received from subscribers or broker/dealers. The Distributor however, is not bound to accept such orders, and the Fund has retained the right to reject orders received from the Distributor.

     The Distributor will be entitled to reimbursement each month under the terms of the Plan set forth above. If purchases of the Fund's shares are made directly from the Distributor, without the intervention of another broker or dealer, the shares may be purchased at the net asset value per share of the Fund next determined after receipt of an order to purchase such shares. However, if the Fund's shares are purchased through a broker or a dealer, the broker or dealer may charge a service fee for services rendered to the purchaser.

     Lepercq, de Neuflize Securities Inc. is controlled by its sole parent, Lepercq, de Neuflize & Co. Incorporated. The officers and directors of Lepercq, de Neuflize Securities Inc. include Bruno Desforges, Managing Director; Francois Letaconnoux, President and Director; Peter Hartnedy, Vice President, Treasurer, Secretary and Director; and Tsering Ngudu, Executive Vice President and Director. Some of the officers of the Distributor are also officers of the Trust.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

     When buying and selling securities for the Fund's portfolio, the Adviser uses brokers to complete the transactions. Brokers receive certain commissions for performing the transactions. Lepercq, de Neuflize Securities Inc. completes many of the brokerage transactions and receives commissions accordingly. The brokerage commissions the Fund paid for the fiscal years ended December 31, 1996, 1997 and 1998, are listed below. The percentage amounts received by Lepercq, de Neuflize Securities Inc. of the total commissions paid is also shown on the table.

--------------------------------------------------------------------------------
BROKER                    1998         %     1997         %      1996        %
--------------------------------------------------------------------------------
Lepercq, de Neuflize
  Securities Inc.      $10,173       22%  $15,950       32%  $  1,764       3%
Other brokers          $36,660       78%  $34,334       68%   $50,444      97%
Total Commissions Paid $46,833      100%  $50,284      100%   $52,508     100%
--------------------------------------------------------------------------------

     The Fund does not use a fixed formula in the allocation of brokerage business but will allocate such business on a transaction-by-transaction basis. In 1998, the Fund allocated 78% of its brokerage business to non-affiliated brokers who supplied the Fund or its Investment Adviser with research. The Fund does not now, nor does it in the future, intend to allocate its brokerage business if as a result thereof the Fund does not obtain the best prices and executions.

     Brokerage transactions are allocated to brokers whom the Investment Adviser believes will supply research or statistical services in accordance with the Fund's policy of obtaining the best prices and executions. Research and/or statistical services include, but are not limited to, stock analyses, research reports, newsletters and updates. To the extent that the research and/or statistical services supplied by brokers, services which cannot be valued, were available to aid the Investment Adviser in fulfilling its obligations under its advisory contract with the Fund, or to its other clients, the receipt of such services by the Investment Adviser tended to reduce its expenses. When commissions paid reflect research or statistical services furnished in addition to execution, the Investment Adviser stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund.

     Lepercq, de Neuflize Securities Inc. offers to effect transactions for the Fund at commission rates at least as low as it offers to effect comparable transactions for any of its other customers. Whenever Lepercq, de Neuflize Securities Inc. effects a transaction on the New York Stock Exchange, Inc. for the Fund, it will transmit the order to an unaffiliated broker for execution on the floor of the Exchange and pay such broker a negotiated portion of the commission for rendering such service.

     Lepercq, de Neuflize Securities Inc. will not encourage or solicit brokerage business in return for brokerage transactions executed by other brokers on behalf of the Fund. However, Lepercq, de Neuflize & Co. Incorporated and Lepercq, de Neuflize Securities Inc. have in the past executed, and Lepercq, de Neuflize Securities Inc. intends in the future to execute, brokerage transactions from such other brokers in the normal course of business.

     In connection with over-the-counter transactions, the Fund will attempt to deal directly with the principal market-maker except in those circumstances where the Fund believes better prices and executions are available elsewhere.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PURCHASE CONFIRMATIONS

      The investor will receive from the Transfer Agent and the Dividend Paying Agent (also referred to herein as the "Shareholder Servicing Agent") for the Fund, a confirmation indicating the number of full shares and fractional shares (if any) acquired. The Shareholder Servicing Agent will also provide the investor with a confirmation of each new transaction in his or her account. The Fund bears the administrative cost of this service.

CERTIFICATES

      Shareholders may, upon written request to the Shareholder Servicing Agent, obtain certificates for their full shares. It is recommended, however, that shareholders not request certificates until they need them. Certificates can be lost or stolen and are unnecessary except for certain purposes, such as collateral for a loan. A shareholder retains full voting rights whether or not he or she receives certificates.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund's obligation to redeem shares may be suspended and the date of payment postponed for more than seven days during any period when:

    (1) trading on the New York Stock Exchange, Inc., other than weekends or holidays, is suspended or restricted;
    (2) an emergency exists, as determined by the Securities and Exchange Commission; or the Securities and Exchange Commission has by order permitted such suspension.

LARGE REDEMPTIONS

      The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, as amended, under which it is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net assets of the Fund or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in portfolio securities selected solely by the Fund (and valued as in computing the net asset value). In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by the shareholder upon the sale of such securities will not be less than the value used in computing the net asset value for the purpose of such redemption.

SIGNATURE GUARANTEES

      When redeeming shares in excess of $50,000, shareholder signatures must be Medallion guaranteed. Medallion guarantees are available from a commercial bank, which is a member of Federal Deposit Insurance Corporation, a trust company or a member firm (broker/dealer) of a national securities exchange. A notary public or a savings and loan association is not an acceptable guarantor.

      The cost of administering a Systematic Withdrawal Plan is presently borne by the Fund and is an expense of all shareholders of the Fund. A shareholder may terminate its Systematic Withdrawal Plan at any time upon 30 days written notice to Firstar Mutual Fund Services, LLC. A Systematic Withdrawal Plan may also be terminated by the Fund, the Distributor or Firstar Mutual Fund Services, LLC, upon 30 days written notice to the shareholder.

HOW NET ASSET VALUE IS COMPUTED
--------------------------------------------------------------------------------

     The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value.

     The net asset value is equal to the total assets of the Fund less total liabilities divided by the number of shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

     Premiums received by the Fund for investing in options are included in the Fund's assets, and an equal amount is recorded as a liability. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time as of which the net asset value per share of the Fund is computed, or, in the absence of such sale, at the latest asked quotation. If the option's current market value is less than the premium received, the difference will be unrealized appreciation and, conversely, if the option's current market value exceeds the premium received, the excess will be unrealized depreciation. Upon expiration of the option or the purchase of an identical option in a closing transaction, the liability will be extinguished and the Fund will realize a gain. The Fund will realize a loss if the purchase price of the closing option plus transaction costs exceeds the premium received for writing the covered-call option. Alternatively, upon exercise of the option, the liability will be extinguished and the Fund will realize a gain or loss from the sale of the underlying securities, with the proceeds of the sale being increased by the premium received for writing the option.

TAX INFORMATION
--------------------------------------------------------------------------------

     The following is only a summary of certain key additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

     In addition to satisfy the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and:

     (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future;

     (2) the transaction is a straddle within the meaning of section 1092 of the Code;


     (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or

     (4) the transaction is described as a conversion transaction in the Treasury Regulations.

     The amount of the gain re-characterized as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to the sum of:

     (1) prior inclusions of ordinary income items from the conversion transaction and
     (2)  the capitalized interest on acquisition indebtedness under Code section 263(g).

     Built-in losses, and the character thereof, will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the character of the converted income treated as ordinary under this rule will not be passed through to the Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if:

     (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or

     (2) the asset is otherwise held by the Fund as part of a "straddle" which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option which, among other things, must not be deep-in-the-money with respect thereto, or

     (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.

     In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security rather than by the issuer of the option.

     If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:

     (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and

     (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend:

     (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
          Section 246(c)(3) and (4):

          (a) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend; and
          (b) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock;

     (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or

     (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A.

     Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder

     (1)  who has failed to provide a correct taxpayer identification number,

     (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or

     (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. Under the rules of the Securities and Exchange Commission (the "SEC"), funds advertising performance must include return quotes calculated according to the following formula:

                                P(1+T)n = ERV
             Where: P = a hypothetical initial payment of $1,000
                       T = average annual total return
                       n = number of years (1, 5 or 10)
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration date during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the 1-, 5-, or 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

     The Fund may also from time to time include in such advertising a total-return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing total returns of the Fund with data published by independent services, or with the performance of certain stock or other relevant indices, the Fund calculates its total return for the specified periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend of other distribution at net asset value on the reinvestment date. Percentage changes are determined by subtracting the initial value of the investment from the ending value and by dividing the difference by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE COMPARISONS
--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance as compared to other mutual funds with similar investment objectives, to stock or other indices and to data prepared by independent services which monitor the performance of mutual funds. All such advertisements will show the value of an assumed initial investment of $10,000 in the Fund at the end of a one-, five-and ten-year period. These values will be calculated by multiplying the compounded average annual total return for each time period by the amount of the assumed initial investment. If the Fund compares its performance to other funds, relevant indices or independent services, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund.
Shareholders should remember that the Fund's performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares of the Fund may be purchased, although not included in the calculations of performance for the Fund, will reduce performance results.

CODE OF ETHICS
--------------------------------------------------------------------------------

      The Code of Ethics of the Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Adviser and the Fund is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     KPMG LLP, Milwaukee, Wisconsin, acts as independent accountants for the Trust.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Financial Statements for the Fund are incorporated herein by reference to the Fund's Audited Annual Report, dated December 31, 1998 filed with the Securities and Exchange Commission on February 26, 1999. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                               LEPERCQ-ISTEL FUND
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)Articles of Incorporation are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(b)By-laws are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(c)Instruments Defining Rights of Security Holders are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(d)Investment Advisor Contracts are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(e)Underwriting Contracts are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(f)Bonus or Profit Sharing Contracts are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(g)Custodian Agreements are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(h)Other Material Contracts are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(i)Legal Opinion of Kramer Levin Naftalis & Frankel LLP is hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(j)Other Consents

(1)Consent of KPMG LLP is filed  with this amendment.

(k)Omitted Financial Statements are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(l)Initial Capital Agreements are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(m)Rule 12b-1 Plan are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

(n)Financial Data Schedule is filed with this amendment.


(o)Rule 18f-3 Plan are hereby incorporated by reference to the Registration Statement on Form N-1A and Amendments thereto into this post-effective amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.

ITEM 25. INDEMNIFICATION

Section 8 of the Registrant's Declaration of Trust sets forth the rights of indemnification of the Trustees and Officers of the Registrant as follows:

          Section 1.    Trustees, Officers, etc.  The Trust shall
                        ------------------------
          indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest, as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses (including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees) reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or
          (b) to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          Section 2.  Compromise Payment.  As to any matter disposed
                      ------------------
          of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            Section 3.  Indemnification Not Exclusive.  The right of
                        -----------------------------
          indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
          Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

See the Statement of Additional Information, "Trustees and Officers of the Trust" and "The Investment Adviser."

ITEM 27. PRINCIPAL UNDERWRITERS

            (a)   None

            (b)

Name and Principal                     Positions and Officers                        Position and Offices
Business Address                          with Underwriter                             with Registrant
----------------                          ----------------                             ---------------
Bruno Desforges
1675 Broadway
New York, NY 10019                       Managing Director                          Chairman of the Board

Peter Hartnedy
1675 Broadway
New York, NY  10019                 Vice President and Director              Controller, Treasurer and Secretary

Francois Letaconnoux
1675 Broadway
New York, NY  10019                    President and Director                              Director

Tsering Ngudu
1675 Broadway
New York, NY  10019            Executive Vice President and Director                      President


          (c)            Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The Transfer and Dividend Disbursing Agent, Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, or its successor, will maintain accounts and records showing the number of shares of beneficial interest of the Registrant held by each shareholder.

All other accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Administrator, Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.


ITEM 29. MANAGEMENT SERVICES

None.


                                   SIGNATURES

            Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28 day of April, 1999.


                                             By:/s/Tsering Ngudu
                                                ------------------------
                                                Tsering Ngudu, President


            Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                      Title                Date

/s/ Tsering Ngudu
--------------------------
Tsering Ngudu                 President          April 28, 1999

/s/ Peter Hartnedy
--------------------------
Peter Hartnedy                Treasurer          April 28, 1999

*<F14>/s/ Franz Skryanz
--------------------------
Franz Skryanz                 Trustee            April 28, 1999

*<F14>/s/ Bruno Desforges
--------------------------
Bruno Desforges               Trustee            April 28, 1999

*<F14>/s/ Francois Letaconnoux
-----------------------------
Francois Letaconnoux          Trustee            April 28, 1999

--------------------------
Jean-Louis Milin              Trustee            April 28, 1999

--------------------------
Marvin Schiller Ph.D.         Trustee            April 28, 1999

*<F14>/s/ Marie-Monique Steckel
-------------------------------
Marie-Monique Steckel         Trustee            April 28, 1999

--------------------------
Dennis Tarzian                Trustee            April 28, 1999

*<F14>/s/ Stanley A. Deitch
--------------------------
Stanley A. Deitch             Trustee            April 28, 1999

*<F14>/s/ Peter Hartnedy
--------------------------
Peter Hartnedy, Attorney-in-Fact
Pursuant to a power of attorney
dated April 28, 1999 filed herewith.


                               POWER OF ATTORNEY

KNOW TO ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Peter Hartnedy my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in all and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, and any supplements or other instruments in connection other with, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. Signed this 28th day of April, 1999.




                                                /s/ Franz Skryanz
                                                ----------------------
                                                Franz Skryanz

                               POWER OF ATTORNEY

KNOW TO ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Peter Hartnedy my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in all and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, and any supplements or other instruments in connection other with, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. Signed this 28th day of April, 1999.




                                                /s/ Bruno Desforges
                                                ----------------------
                                                Bruno Desforges

                               POWER OF ATTORNEY

KNOW TO ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Peter Hartnedy my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in all and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, and any supplements or other instruments in connection other with, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. Signed this 28th day of April, 1999.




                                                /s/ Francois Letaconnoux
                                                ------------------------
                                                Francois Letaconnoux

                               POWER OF ATTORNEY

KNOW TO ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Peter Hartnedy my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in all and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, and any supplements or other instruments in connection other with, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. Signed this 28th day of April, 1999.




                                                /s/ Marie-Monique Steckel
                                                -------------------------
                                                Marie-Monique Steckel

                                POWER OF ATTORNEY

KNOW TO ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Lepercq-Istel Trust, a Massachusetts business trust, (the "Trust") constitutes and appoints Peter Hartnedy my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in all and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-1A, and any supplements or other instruments in connection other with, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by his execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. Signed this 28th day of April, 1999.




                                                /s/ Stanley A. Deitch
                                                ----------------------
                                                Stanley A. Deitch


                              INDEX TO EXHIBITS
                              -----------------


Exhibit
-------


(j)               Consent of KPMG LLP

(n)               Financial Data Schedule